UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

March 2, 2010

AMERICAN EAGLE OUTFITTERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below related to compensation for Roger S. Markfield, an employee director of American Eagle Outfitters, Inc. (the "Company"), is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2009 Compensation

On March 2, 2010, the Compensation Committee of the Board of Directors (the "Committee") of the Company certified achievement of the Company's financial goals based on its financial results for the fiscal year ended January 30, 2010 ("Fiscal 2009"), which resulted in the following actions:

 - awards of Fiscal 2009 incentive compensation, under the Company's 2005 Stock Award and Incentive Plan (the "2005 Plan"), to the Company's named executive officers ("NEO's"), employee directors and certain other individuals were authorized to be paid.  The incentive compensation amounts were determined as a percentage of the executive's base salary based on target achievement of the Company's financial goals subject to negative discretion of the Committee based on recommendations made by the Chief Executive Officer.

 - awards of Fiscal 2009 restricted stock, under the Company's 2005 Plan, to James V. O'Donnell and Roger S. Markfield were vested subject to all of the other terms of the related award agreements.

 - awards of Fiscal 2009 restricted stock units plus the respective dividends, under the Company's 2005 Plan, to the Company's NEO's and certain other individuals were vested subject to all of the other terms of the related award agreements.

 - awards of Fiscal 2009 long term incentive cash plan compensation ("LTICP"), under the Company's 2005 Plan, to James V. O'Donnell and Roger S. Markfield were authorized to be credited to the respective individual's accounts.  The LTICP compensation amounts were determined as a percentage of the individual's base salary based on achievement of the Company's financial goals, subject to negative discretion of the Committee.

Based on the Company's achievement of its target financial goals for Fiscal 2009, which were based on the Company's percentage increase in comparable store sales, the following awards were authorized to be paid, shares or share units delivered, or credited to the respective individual's LTICP account:
	Incentive	Restricted	Restricted	LTICP
Name and	Compensation	Stock Award	Stock Award	Compensation
Principal Position	Award	(# of Shares)	(# of Units)	Award

James V. O'Donnell	$2,000,000	886,144	-	$1,000,000
Principal Executive
Officer

Roger S. Markfield	$765,000	103,520	-	$382,500
Vice Chairman and
Executive Creative
Director

LeAnn Nealz	$436,641	-	37,151*	-
Executive Vice
President and Chief
Design Officer

Joan Holstein Hilson	$384,364	-	37,151*	-
Principal Financial Officer

*Includes 919 dividend share units

Fiscal 2010 Compensation

On March 2, 2010, the Committee also took the following actions relating to compensation for the fiscal year ending January 29, 2010 ("Fiscal 2010") for certain executive officers of the Company:

Base Salary:
- fixed individual annual base salaries;

Annual Cash Bonus:
- established performance goals under the Company's 2005 Stock Award and Incentive Plan, as amended ("2005 Amended Plan") based on two business criteria: (1) fifty percent (50%) is based on the Company's percentage increase in comparable store sales (hereinafter "Fiscal 2010 Comp") and (2) fifty percent (50%) is based on the Company's net income excluding (i) extraordinary charge(s); and/or (ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) which may be disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements; and/or (iv) asset impairment charges, including for stores or auction rate securities; and/or (v) discontinued operations (hereinafter "Fiscal 2010 NI").  The annual cash bonus performance goals for Fiscal 2010 are set at three levels of both Fiscal 2010 Comp and Fiscal 2010 NI: "Threshold", "Target" and "Outstanding";
- established individual annual cash bonus targets under the 2005 Amended Plan as a percentage of the respective participant's base salary, with the actual bonus payment ranging from 0% below Threshold, to 50% of the targeted percentage amount at Threshold for Fiscal 2010 Comp and 25% for Fiscal 2010 NI, respectively, to 100% of the targeted percentage amount at the Target Fiscal 2010 Comp and Fiscal NI Goals and 200% of the targeted percentage amount if the Outstanding Fiscal 2010 Comp and Fiscal NI Goals are achieved or exceeded;

Time-Based Restricted Stock Units:
- established a performance goal under the Company's 2005 Amended Plan based on the Company's Fiscal 2010 NI and granted awards of restricted stock units ("RSU's");
 - the RSU's vest over three years in equal annual increments but may fully vest in one year if the target performance goal is met for Fiscal 2010.  The RSU's are credited with dividend equivalents at vesting;

Long-Term Incentive Restricted Stock Units:
- established performance goals under the Company's 2005 Amended Plan based on the Company's income per common share from continuing operations, fully diluted with expenses for stock options, excluding (i) extraordinary charge(s); and/or (ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) as defined by generally accepted accounting principles ("GAAP") which are disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements; and/or (iv) asset impairment charges, including for stores or auction rate securities; and/or (v) discontinued operations (hereinafter "Fiscal 2012 EPS") by the end of Fiscal 2012 and granted awards of long-term incentive performance-based restricted stock units ("LTI RSU's");
- vesting of the LTI RSU's ranges from 0% of the shares if threshold performance is not attained, to 50% of the shares at threshold performance, to 100% of the shares at target performance and 150% of the shares at maximum goal achievement. The award will be granted as restricted stock units that will be credited with dividend equivalents at vesting. Awards will become payable within 2 1/2 months following the end of the three year performance cycle. All awards are forfeited in the event of a voluntary termination of employment, except in certain cases where the participant has signed a separate non-compete/non-solicitation agreement, and, subject to the discretion of the Compensation Committee, will also be forfeited as a result of an involuntary termination of employment.

Time-Based Stock Options:
 - granted awards of time based stock options under the Company's 2005 Amended Plan which are exercisable at the fair market value on the grant date and will vest proportionately over three years;

The following sets forth the annual base salary levels, individual participant target bonus percentages, RSU awards, target LTI RSU awards and stock option awards of the indicated named executive officers:

	Fiscal 2010	Annual	Restricted	Stock	LTI RSU
Name and	Base	Bonus	Stock Award	Option Award	Award
Principal Position	Salary	(% of Base Salary)	(# of Units)	(# of Shares)	(# of Units)

James V. O'Donnell*	$1,700,000	130%	228,653	-	163,324
Principal Executive
Officer

Roger S. Markfield	$950,000	100%	114,327	275,610	81,662
Vice Chairman and
Executive Creative
Director

LeAnn Nealz	$799,538	75%	20,057	75,330	14,327
Executive Vice
President and Chief
Design Officer

Joan Holstein Hilson	$571,650	70%	20,057	75,330	14,327
Principal Financial Officer

*The above compensation for Mr. O'Donnell is consistent with his employment agreement dated January 11, 2010.

Finally, on March 2, 2010, the Compensation Committee also established under the 2005 Amended Plan a performance-based Annual Award Pool (the "Award Pool") for certain executive officers of the Company subject to Internal Revenue Code Section 162(m).  The Compensation Committee established a Fiscal 2010 performance goal for the Award Pool under the Company's 2005 Amended Plan based on the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA").   Based on achievement of the performance goal, the Award Pool will be used to determine the maximum amount payable of discretionary cash bonus under the Company's Annual Cash Bonus Plan for Fiscal 2010 and the Time-Based RSU's to be granted in Fiscal 2011 to executive officers who are covered employees under Section 162(m) for Fiscal 2010.  The following maximum awards were established as a percent of EBITDA, in each case subject to the 2005 Amended Plan per-person award limitations and further subject to the exercise of negative discretion by the Compensation Committee to reduce the maximum award:
Name and
Principal Position	% of EBITDA

James V. O'Donnell	1.5%
Principal Executive Officer

Roger S. Markfield	1.25%
Vice Chairman and
Executive Creative
Director

LeAnn Nealz	0.45%
Executive Vice
President and Chief
Design Officer

Joan Holstein Hilson	0.35%
Principal Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                   AMERICAN EAGLE OUTFITTERS, INC.
                                                                                                                   (Registrant)

Date: March 8, 2010                                                                                By:   /s/ Neil Bulman, Jr.
                                                                                                                   Neil Bulman, Jr.
                                                                                                                   Vice President, General Counsel and Secretary